Restatement	12 Months Ended
Dec. 31, 2019
Disclosure of changes in accounting policies, accounting estimates and errors [Abstract]
Restatement
Restatement:
On adoption of IFRS 15, Revenue from Contracts with Customers, we performed a comprehensive review of our revenue recognition including the criteria for assessing whether the Company was acting as a principal or as an agent in the sale of methanol from Atlas (our equity investee). Initially, the Company determined that there was no change to our assessment on adoption of IFRS 15 that the Company acts as an agent in these sales transactions. As a result, the Company continued to account for these transactions on a net basis, recognizing the commission earned on Atlas sales through revenue. After discussion with regulators and experts, and further consideration of interpretations of IFRS 15, the Company has changed its assessment of the control of Atlas produced methanol and determined it is the principal in these transactions. As a result, the Company has corrected the error and restated the presentation of revenue and cost of sales of Atlas produced methanol on a gross basis in the financial statements. As a result, the Company has restated its consolidated revenue and cost of sales in the consolidated statement of income for the year ended December 31, 2018 as noted below. There was no impact on operating income or net income from this change.

For the years ended December 31	2019	2018 As previously stated	Restatement to present Atlas revenue and cost of sales on gross basis	2018 As restated
Revenue [1]	$3,283,514	$3,931,847	$550,855	$4,482,702
Cost of sales and operating expenses [1]	$(2,799,937)	$(2,856,920)	$(550,855)	$(3,407,775)

[1]	Revenue and cost of sales and operating expenses for 2018 has been restated.